                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, For Use of the
Commission Only                               (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             3DFX INTERACTIVE, INC.
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                (Name of Registrant as Specified in its Charter)

                             3DFX INTERACTIVE, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

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        (2)  Form, Schedule or Registration Statement No.:

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        (3)  Filing Party:

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        (4)  Date Filed:

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

                                      LOGO

                             3DFX INTERACTIVE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 1998

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of 3Dfx INTERACTIVE, INC., a California corporation (the "Company"), will be held on Friday, May 1, 1998 at 3:30 p.m. (local time) at the Marriott Santa Clara, 2700 Mission College Boulevard, Santa Clara, California 95052 for the following purposes:

     1. To elect seven (7) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     2. To approve an amendment of the Company's 1995 Employee Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,700,000 shares;

     3. To approve an amendment of the Company's 1997 Employee Stock Purchase Plan to provide for annual increases to the number of shares reserved for issuance thereunder commencing in 1999;

     4. To ratify the appointment of Price Waterhouse LLP as independent accountants of the corporation for the fiscal year ending December 31, 1998; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 3, 1998 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                          Sincerely,

                                          L. Gregory Ballard
                                          President and Chief Executive Officer

San Jose, California
March 27, 1998

                            YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                             3DFX INTERACTIVE, INC.
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                      1998 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 1998
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of 3Dfx INTERACTIVE, INC. (the "Company") for use at the Annual Meeting of Shareholders to be held Friday, May 1, 1998 at 3:30 p.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Marriott Santa Clara, 2700 Mission College Boulevard, Santa Clara, California 95052. The Company's principal executive offices are located at 4435 Fortran Drive, San Jose, California 95134 and its telephone number at that location is (408) 935-4400.

     These proxy solicitation materials and the Annual Report to Shareholders for the year ended December 31, 1997, including financial statements, were first mailed on or about March 27, 1998 to all shareholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are: (1) to elect seven (7) directors to serve for the ensuing year and until their successors are duly elected and qualified; (2) to approve an amendment of the Company's 1995 Employee Stock Plan to increase the number of shares reserved for issuance thereunder by 1,700,000 shares; (3) to approve an amendment of the Company's 1997 Employee Stock Purchase Plan to provide for annual increases to the number of shares reserved for issuance thereunder commencing in 1999; (4) to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending December 31, 1998; and (5) to transact such other business as may properly come before the meeting or any adjournment thereof. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the amendment of the Company's 1995 Employee Stock Plan to increase by 1,700,000 the number of Common Shares reserved for issuance thereunder, for the amendment of the Company's 1997 Employee Stock Purchase Plan to provide for annual increases to the number of shares reserved for issuance thereunder commencing in 1999, for the ratification of the appointment of Price Waterhouse LLP as independent public accountants as set forth herein, and, at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE AND SHARES OUTSTANDING

     Shareholders of record at the close of business on March 3, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has one authorized class of capital stock outstanding, designated Common Stock, no par value. At the Record Date, 12,808,482 shares of the Company's Common Stock were issued and outstanding. The closing sale price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $22.75 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Chief Financial Officer of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to 3Dfx Interactive, Inc. at 4435 Fortran Drive, San Jose, CA 95134, Attention: Chief Financial Officer or hand-delivered to the Chief Financial Officer of the Company at or before the taking of the vote.

VOTING AND SOLICITATION

     Each shareholder is entitled to one vote for each share of Common Stock held by the shareholder on the Record Date. A quorum comprising the holders of a majority of the outstanding shares of Common Stock on the Record Date must be present or represented for the transaction of business at the Annual Meeting.

     Each shareholder is entitled to one vote for each share held. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than seven candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote.

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Company intends to include abstentions and broker non-votes as present or represented for the purpose of establishing a quorum for the transaction of business, to include abstentions as shares entitled to vote and to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

PRINCIPAL SHARE OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of March 3, 1998 for the following:
(i) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation table below, and (iv) all directors and executive officers as a group:

           FIVE PERCENT SHAREHOLDERS,              SHARES BENEFICIALLY    PERCENTAGE BENEFICIALLY
        DIRECTORS AND EXECUTIVE OFFICERS                  OWNED                  OWNED(1)
        --------------------------------           -------------------    -----------------------
Entities affiliated with U.S. Venture
  Partners(2)....................................         884,988                   6.9%
  2180 Sand Hill Road, Suite 300
  Menlo Park, CA 94025
Entities affiliated with Venrock Associates(3)...         945,388                   7.4
  755 Page Mill Road, A-230
  Palo Alto, CA 94304
Norwest Equity Partners V(4).....................         345,090                   2.7
  245 Lytton Avenue, Suite 250
  Palo Alto, CA 94301-1426
Entities affiliated with Chase Capital
  Partners(5)....................................         926,971                   7.2
  380 Madison Avenue, 12th Floor
  New York, NY 10017
Entities affiliated with Techfarm, Inc.(6).......         811,298                   6.3
  111 West Evelyn Avenue, #101
  Sunnyvale, CA 94086
Intel Corporation................................         666,667                   5.2
  2200 Mission College Blvd., SC-4-210
  Santa Clara, CA 95052-8119
Anthony Sun(3)...................................         945,388                   7.4
Philip M. Young(2)...............................         884,988                   6.9
George J. Still, Jr.(4)..........................         345,090                   2.7
Gordon A. Campbell(6)............................         811,298                   6.3
L. Gregory Ballard(7)............................          65,608                     *
James Whims(8)...................................          22,708                     *
Scott D. Sellers(9)..............................         295,938                   2.3
Gary Tarolli(10).................................         291,428                   2.3
Karl Chicca(11)..................................          26,563                     *
Philip Carmack(12)...............................           7,909                     *
David Bowman(13).................................          29,033                     *
All executive officers and directors as a group
  (15 persons)(14)...............................       3,764,825                  28.9

---------------
  *  Less than 1%.

 (1) Applicable percentage ownership is based on 12,808,482 shares of Common Stock outstanding as of March 3, 1998, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares, subject to the applicable community property laws. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days after March 3, 1998, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

 (2) Includes 89,170 shares held by Second Ventures, II, L.P., 43,477 shares held by USVP Entrepreneur Partners II, L.P., 734,586 shares held by U.S. Venture Partners IV, L.P., 12,755 shares held by Mr. Young and 5,000 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Young. Mr. Young, a director of the Company, is a general partner of each of these limited partnerships. Mr. Young disclaims beneficial ownership of the shares held by the limited partnerships except to the extent of his proportionate partnership interest therein. In addition to Mr. Young, the general partners of each of Second Ventures, II, L.P., USVP Entrepreneur Partners II,

     L.P. and U.S. Venture Partners IV, L.P. are William K. Bowes, Jr., Irwin Federman, Steven M. Krausz and Dale J. Vogel.

 (3) Includes 607,194 shares held by Venrock Associates, L.P., 301,044 shares held by Venrock Associates II, L.P., 32,150 shares held by the Anthony Sun Family Trust as to which Mr. Sun claims beneficial ownership and 5,000 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Sun. Mr. Sun, a director of the Company, is a general partner of each of these limited partnerships. Mr. Sun disclaims beneficial ownership of the shares held by the limited partnerships except to the extent of his proportionate partnership interest therein. In addition to Mr. Sun, the general partners of each of Venrock Associates, L.P. and Venrock Associates II, L.P. are Patrick F. Latterell, Ted H. McCourtney, Anthony B. Evnin, Ph.D., Kimberley A. Rummelsburg, David R. Hathaway, Ray A. Rothrock and Mark W. Bailey.

 (4) Includes 328,834 shares held by Norwest Equity Partners V, L.P., 4,981 shares held by Mr. Still, 6,275 shares held by Still Family Partners as to which Mr. Still claims beneficial ownership and 5,000 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Still. Mr. Still, a director of the Company, is a managing general partner of Itasca Partners V, L.L.P., the general partner of Norwest Equity Partners V, L.P. Mr. Still disclaims beneficial ownership of the shares held by Norwest Equity Partners V, L.P. except to the extent of his proportionate partnership interest therein. In addition to Mr. Still, the managing general partners of Itasca Partners V, L.L.P. are Daniel J. Haggerty and John E. Lindahl.

 (5) Based on a Form 13G filed with the Securities and Exchange Commission on February 17, 1998, Chase Venture Capital Associates, L.P. ("CVCA") owns 926,971 shares. The general partner of CVCA is Chase Capital Partners, the general partners of which are John R. Baron, Mitchell J. Blutt, M.D., Arnold L. Chavkin, Michael R. Hannon, Donald J. Hofmann, Stephen P. Murray, John M.D. O'Connor, Brian J. Richmand, Shahan D. Soghikian, Jeffrey C. Walker, Damion E. Wicker, M.D., Chase Capital Corporation, CCP Principals L.P. and CCP European Principals, L.P.

 (6) Includes 77,084 shares held by Techfarm, L.P., 10,834 shares held by Techfarm II, L.P., 3,854 shares held by Techfarm Management Inc. (dba Techfarm, Inc.), 660,360 shares held by Gordon A. Campbell and 59,166 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Gordon A. Campbell. Mr. Campbell, Chairman of the Board of Directors, is President of Techfarm, Inc., the general partner of Techfarm, L.P. and Techfarm II, L.P. Techfarm, Inc., Techfarm, L.P. and Techfarm II, L.P. disclaim beneficial ownership of the shares held by Mr. Campbell, and Mr. Campbell disclaims beneficial ownership of the shares held by Techfarm, L.P. and Techfarm, II, L.P.

 (7) Includes 23,108 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Ballard.

 (8) Includes 22,708 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Whims.

 (9) Includes 10,938 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Sellers.

(10) Includes 28,750 shares held by the Tarolli Grantor Retained Annuity Trust as to which Mr. Tarolli claims voting and investment control, 10,938 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Tarolli and 30,000 shares held by Mr. Tarolli's wife. Mr. Tarolli disclaims beneficial ownership of the shares held by his wife.

(11) Includes 3,125 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Chicca.

(12) Includes 7,604 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Carmack.

(13) Includes 25,521 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by Mr. Bowman.

(14) Includes 198,442 shares issuable upon exercise of stock options exercisable within 60 days of March 3, 1998 held by all executive officers and directors as a group.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company's principal executive offices no later than November 27, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of seven (7) directors is to be elected at the Annual Meeting. Unless a proxy is marked as to withhold authority to so vote, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE SEVEN NOMINEES LISTED BELOW.

     The name of and certain information regarding each nominee is set forth below. There are no family relationships among directors or executive officers of the Company.

                         AGE
         NAME            (1)               POSITIONS WITH THE COMPANY            DIRECTOR SINCE
         ----           ------             --------------------------            --------------
L. Gregory Ballard....    44     President, Chief Executive Officer and           December 1996
                                 Director
Gordon A.                 54     Chairman of the Board                              August 1994
  Campbell(2).........
Scott D. Sellers......    29     Vice President, Research and Development and        March 1995
                                   Director
George J. Still,          39     Director                                         February 1996
  Jr.(3)..............
Anthony Sun(2)........    45     Director                                            March 1995
James Whims(3)........    42     Director                                         November 1996
Philip M. Young(2)....    58     Director                                            March 1995

---------------
(1) As of March 3, 1998

(2) Member of the Audit Committee.

(3) Member of the Compensation Committee.

     L. Gregory Ballard has served as President, Chief Executive Officer and a director of the Company since December 1996. Prior to joining the Company, Mr. Ballard was President at Capcom Entertainment, Inc., a video game and multimedia entertainment company, from June 1995 through November 1996. Prior to that, Mr. Ballard served as Chief Operating Officer and Chief Financial Officer of Digital Pictures, Inc., a video game company, from May 1994 to June 1995. Mr. Ballard was President and Chief Executive Officer of Warner Custom Music Corporation, a multimedia marketing division of Time Warner, Inc., from October 1992 to May 1994, and he was President and Chief Operating Officer of Personics Corporation, a predecessor to Warner Music, from January 1991 to October 1992. Mr. Ballard also worked for Boston Consulting Group and as a practicing attorney in Washington, D.C.

     Gordon A. Campbell has served as the Chairman of the Board of Directors of the Company since August 1994 when he co-founded the Company. Mr. Campbell also served as President and Chief Executive Officer of the Company from January 1995 to December 1996. Prior to joining the Company, Mr. Campbell founded Techfarm, Inc., a venture capital investment firm, and has served as President since September 1993. In 1985, Mr. Campbell founded Chips and Technologies, Inc. ("CHIPS"), a semiconductor and related device company, and served as Chairman, Chief Executive Officer and President of CHIPS until July 1993. Mr. Campbell founded SEEQ Technology, Inc. ("SEEQ"), a semiconductor and related device company, in 1981. He served as President and Chief Executive Officer of SEEQ from 1981 to 1985. Mr. Campbell currently serves as a director of 3Com Corporation and Bell Microproducts, Inc.

     Scott D. Sellers has served as Vice President, Research and Development of the Company since January 1995. He co-founded the Company in August 1994 and has served as a director of the Company since March 1995. Mr. Sellers was Principal Engineer at MediaVision Technology, Inc. ("MediaVision"), a multimedia computer products company, from June 1993 to June 1994. Prior to that, Mr. Sellers was a Microprocessor Engineer at Pellucid, Inc. ("Pellucid"), a developer of chip and board products, from January 1993 to June 1993. Mr. Sellers was also a Member of the Technical Staff at Silicon Graphics, Inc. ("SGI") from October 1990 to January 1993.

     George J. Still, Jr. has served as a director of the Company since February 1996. Mr. Still is Vice President and Managing Partner of Norwest Venture Capital, Inc. ("Norwest"), a venture capital investment firm, where he has been employed since 1989. Prior to joining Norwest, Mr. Still was General Partner of The Centennial Funds, Ltd., a venture capital investment firm, from 1984 to 1989. He currently serves on the Board of Directors of PeopleSoft, Inc. Mr. Still is also a director of several private companies.

     Anthony Sun has served as a director of the Company since March 1995. Mr. Sun has been a General Partner at Venrock Associates, a venture capital investment firm, since 1979. He is currently director of Award Software International, Inc., Cognex Corporation, Inference Corporation, Komag, Inc. and Worldtalk Communications Corporation. He is also a director of several private companies.

     James Whims has served as a director of the Company since November 1996. Mr. Whims has been a Partner at Techfarm since November 1996. From November 1994 until July 1996, Mr. Whims was the Executive Vice President of Sony Computer Entertainment, a video game hardware and software company. From 1990 until July 1994, Mr. Whims was Executive Vice President of the Consumer Division of The Software Toolworks, Inc., a diversified software company. From 1985 to 1988, Mr. Whims served as Vice President of Sales of Worlds of Wonder, Inc., a toy products company, which he co-founded.

     Philip M. Young has served as a director of the Company since March 1995. Mr. Young has been a general partner at U.S. Venture Partners, a venture capital firm, since April 1990. He was a managing director of Dillon, Read and Co., Inc., and general partner of Dillon Read's Concord Partners venture capital activity in Palo Alto from January 1986 to April 1990. He currently serves on the Boards of Directors of Vical, Inc., CardioThoracic Systems, Inc., FemRx, Inc., Immune Response Corporation and Zoran Corporation. Mr. Young is also a director of several private companies.

REQUIRED VOTE

     The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under California law.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of eight meetings during the fiscal year ended December 31, 1997. Other than Anthony Sun, no director, during the time he was a member of the Board of Directors, attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or its committees on which he served which occurred during fiscal 1997. Mr. Sun attended five of the eight Board Meetings and all committee meetings of the committee on which he served. The Board has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held one meeting during fiscal 1997. The Audit Committee currently consists of Gordon A. Campbell, Anthony Sun and Philip M. Young.

     The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for executive officers and other employees of the Company and administers various incentive compensation and benefit plans. The Compensation Committee held one meeting during fiscal 1997. The Compensation Committee currently consists of George J. Still, Jr. and James Whims.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     The members of the Compensation Committee during fiscal 1997 were George J. Still, Jr. and James Whims. Neither Mr. Still nor Mr. Whims was at any time during the Company's 1997 fiscal year or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

     Mr. Whims provides consulting services to the Company for which the Company pays a fee of $5,000 per month. The Company made total payments to Mr. Whims in fiscal 1997 of $45,000. No such payments were made prior to fiscal 1997.

COMPENSATION OF DIRECTORS

     Members of the Company's Board of Directors do not receive compensation for their services as directors. The Company's 1997 Director Option Plan provides that options shall be granted to non-employee directors of the Company pursuant to an automatic nondiscretionary grant mechanism.

     The Company's 1997 Director Option Plan (the "Director Plan") was adopted by the Board of Directors in March 1997 and approved by the shareholders of the Company in April 1997. A total of 150,000 shares of Common Stock has been reserved for issuance under the Director Plan. The option grants under the Director Plan are automatic and non-discretionary, and the exercise price of the options is 100% of the fair market value of the Common Stock on the grant date. The Director Plan provides for an initial grant of options to purchase 12,500 shares of Common Stock to each new non-employee director of the Company who is neither affiliated with nor nominated by a shareholder that owns one percent or more of the outstanding capital stock of the Company on the later of the effective date of the Director Plan or the date he or she first becomes a director. In addition, each non-employee director will automatically be granted an additional option to purchase 5,000 shares of Common Stock at the next meeting of the Board of Directors following the annual meeting of shareholders in each year beginning with the 1998 annual meeting of shareholders, if on such date, such director has served on the Board of Directors for at least six months; provided, however, if such director is elected as Chairman of the Board of Directors, such option grant shall be 10,000 shares. In addition to these grants, each director shall automatically be granted an option to purchase 1,000 shares at the next meeting of the Board of Directors following the annual meeting of shareholders in each year beginning with the 1997 annual meeting of shareholders, if such director serves on either the Audit Committee or Compensation Committee of the Board of Directors. If such Director serves on both such Committees, this grant shall be 2,000 shares. The term of such options is ten years, provided that such options shall terminate three months following the termination of the optionee's status as a director (or twelve months if the termination is due to death or disability). 12,500 share options granted to a director vest at a rate of 1/48th of the shares subject to the option per month following the date of grant. 5,000 or 10,000 share options granted to a director vest at a rate of 1/12th of the shares subject to the option per month following the date of grant. 1,000 share options granted to a director vest at a rate of 1/12th of the shares subject to the option per month following the date of grant. In the event of a merger of the Company with or into another corporation, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall become exercisable as to all of the shares subject to the options, including shares as to which they would not otherwise be exercisable. In the event that options become exercisable in lieu of assumption or substitution, the Board of Directors shall notify optionees that all options shall be fully exercisable for a period of 30 days, after which such options shall terminate. The Director Plan will terminate in March 2007, unless sooner terminated by the Board of Directors.

     Pursuant to such automatic grant mechanism, on June 25, 1997, Gordon A. Campbell received an option to purchase 11,000 shares of the Company's Common Stock and each of George J. Still, Jr., Anthony Sun, Philip M. Young and James Whims received an option to purchase 6,000 shares of the Company's Common Stock at an exercise price of $11.00. As of March 1, 1998, no shares of Common Stock had been issued upon the exercise of options granted under the Director Plan, options to purchase 35,000 shares of Common Stock at a weighted average exercise price of $11.00 per share were outstanding and 115,000 shares remain available for future option grants under the Director Plan.

                                  PROPOSAL TWO

                     AMENDMENT TO 1995 EMPLOYEE STOCK PLAN

     At the Annual Meeting, the shareholders are being asked to approve the amendment of the Company's 1995 Employee Stock Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,700,000 shares. The amendment to the Plan was approved by the Board of Directors in February 1998. As of March 3, 1998, options to purchase an aggregate of 2,050,115 shares of the Company's Common Stock were outstanding under the Plan with a weighted average exercise price of $6.30 per share, and no shares (excluding the 1,700,000 shares subject to shareholder approval at this Annual, Meeting) were available for future grant. The Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options to eligible employees, directors and consultants of the Company.

     The Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. Since inception, the Company has provided stock options as an incentive to its key employees and executives as a means to promote increased shareholder value. Management believes stock options are one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. In addition, stock options are considered a competitive necessity in the high technology industry.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE PLAN.

     The essential terms of the Plan are summarized as follows:

  Purpose

     The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.

  Administration

     The Plan provides for administration by the Board of Directors of the Company or by a committee of the Board. The Board or the committee appointed to administer the Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

  Eligibility

     The Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Plan provides that nonstatutory stock options may be granted to non-employee directors and consultants of the Company or any of its designated subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year. The Plan provides that a maximum of 150,000 shares (250,000 shares if in connection with initial employment) may be granted to any one individual during any fiscal year of the Company. The Plan does not provide for a minimum number of option shares which may be granted to any one employee. There is a limit on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year.

  Terms of Options

     Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

          (1) Exercise of the Option: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, delivery of already-owned shares of the Company's Common Stock subject to certain conditions, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes, or such other consideration as determined by the Administrator and as permitted by applicable laws. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

          (2) Option Price: The option price of all incentive stock options under the Plan may not be less than the fair market value of the Common Stock on the date the option is granted. For purposes of the Plan, fair market value is defined as the closing sale price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market. In the case of an incentive stock option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. In the case of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the exercise price shall be no less than 100% of the fair market value on the date of grant.

          (3) Termination of Employment or Consulting Relationship: The Plan provides that if the optionee's employment or consulting relationship with the Company is terminated for any reason, other than death, or disability, the period of time during which an option may be exercised following such termination is 90 days or such other period as is determined by the Administrator may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option.

          (4) Death: If an optionee should die, options may be exercised at any time within 12 months following the date of death (but in no event later than the expiration date of the option) by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the Optionee is entitled to exercise the option on the date of death.

          (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within 12 months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

          (6) Termination of Options: The term of each option is fixed by the Administrator and may not exceed ten years from the date of grant in the case of incentive stock options. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

          (7) Nontransferability of Options: Unless determined otherwise by the Administrator, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

  Adjustment Upon Changes in Capitalization

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall become exercisable as to all of the shares subject to the options, including shares as to which would not otherwise be exercisable. In the event that options become exercisable in lieu of assumption or substitution, the Administrator shall notify optionees that all options shall be fully exercisable for a period of 15 days, after which such options shall terminate.

  Amendment and Termination

     The Board of Directors may amend the Plan at any time or from time to time or may terminate it without approval of the shareholders. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in May 2005.

  Tax Information

     Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

  Participation in the Plan

     The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable.

     The table of option grants under "Executive Compensation and Other
Matters -- Option Grants in Last Fiscal Year" provides information with respect to the grant of options under the Plan to the Named Executive Officers during fiscal 1997. During fiscal 1997, all current executive officers as a group and all other employees as a group were granted options to purchase 340,000 shares and 931,244 shares, respectively, pursuant to all stock option plans.

     Non-employee directors are not eligible to receive options under the Plan but are, however, eligible to receive options pursuant to the 1997 Directors Option Plan. Information regarding options granted to non-employee directors under the 1997 Directors Option Plan during fiscal 1997 is set forth under the heading "Proposal One -- Election of Directors -- Compensation of Directors."

                                 PROPOSAL THREE

                 AMENDMENT TO 1997 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, the shareholders are being asked to approve the amendment of the Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan") to provide for annual increases to the number of shares of Common Stock reserved for issuance thereunder commencing in 1999. The amendment to the Purchase Plan was approved by the Board of Directors in February 1998. A total of 550,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. As of March 3, 1998, a total of 34,742 shares had been issued to employees at an average purchase price of $9.35 per share pursuant to one (1) offering under the Purchase Plan and 515,258 shares remain available for future issuance. The fair market value of the Common Stock of the Company on the first day of the most recent offering period was $11.00 per share. See "Purchase Price" below.

     Recent accounting pronouncements have altered the accounting treatment in the case of a shortfall of shares reserved for issuance under an employee stock purchase plan. As a result, if a shortfall occurs during a purchase period, the Company is unable to seek shareholder approval for an increase without incurring significant compensation charges. Therefore, the Board of Directors has approved the amendment to the Purchase Plan which would automatically increase the shares reserved for issuance under the Purchase Plan according to a formula and proposed that it be approved by the shareholders at this Annual Meeting. While such an amendment minimizes the likelihood of a shortfall and resulting compensation charge, the Purchase Plan will require periodic monitoring to ensure that no shortfall occurs. As amended, the number of shares reserved for issuance under the Purchase Plan would be increased automatically each year on the date of the Annual Meeting of Shareholders commencing in 1999 by an amount equal to the lesser of (i) 200,000 shares or
(ii) 1% of the outstanding shares of the Company on such date. If a shortfall occurs, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. If the amendment to the Purchase Plan is approved, a maximum additional 1,600,000 shares would be reserved for issuance under the Purchase Plan and therefor the maximum number of shares which could be issued under the Purchase Plan over its term would be 2,150,000 shares.

     The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. In connection with its initial public offering in June 1997, the Company implemented the Purchase Plan as an incentive to its employees and executives as a means to promote increased shareholder value. Management believes that stock ownership is one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. In addition, an employee stock purchase plan is considered a competitive necessity in the high technology industry.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Purchase Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE PURCHASE PLAN.

     The essential terms of the Purchase Plan, as amended, are summarized as follows:

  Purpose

     The purpose of the Purchase Plan is to provide employees of the Company and of any subsidiaries which are designated by the Board of Directors to participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

  Administration

     The Purchase Plan provides for administration by the Board of Directors of the Company or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final and binding upon all participants. No charge for administrative or other costs may be made against the payroll deductions of a participant in the

Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the Purchase Plan.

  Offering Periods

     The Purchase Plan has offering periods of approximately twenty-four months, each divided into four six-month purchase periods. The offering periods commence on or after May 1 and November 1 of each year. The Board of Directors has the power to alter the duration of the offering periods without shareholder approval.

  Eligibility

     Employees (including officers and employee directors of the Company) are eligible to participate if they are customarily employed for at least 20 hours per week and are employed at the start of the offering period, provided that no Employee shall be granted an option (i) to the extent that immediately after the grant such Employee owns more than 5% of the voting power of outstanding capital stock of the Company or (ii) to the extent such Employee's rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock for each calendar year in which such option is outstanding at any time. Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate in the Purchase Plan until the commencement of the next offering period.

  Purchase Price

     The price at which shares are sold to participating employees is eighty-five percent (85%) of the lesser of the fair market value per share of the Common Stock on (i) the first day of the offering period or (ii) the last day of the purchase period. The fair market value of the Common Stock on a given date is determined by reference to the closing sales price of the Nasdaq National Market. The closing sale price per share of the Company's Common Stock on the Nasdaq National Market on March 20, 1998 was $28 3/16.

  Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 15% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan and may increase or decrease the rate of payroll deductions at any time during the offering period. Payroll deductions shall commence on the first payday following the offering date and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the Purchase Plan.

  Purchase of Stock; Exercise of Option

     By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him or her. The maximum number of shares placed under option to a participant in an offering is that number arrived at by dividing the amount of his or her compensation which he or she has elected to have withheld for the purchase period by the lesser of
(i) 85% of the fair market value of a share of Common Stock at the beginning of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the purchase period at the applicable price.

     Notwithstanding the forgoing, no employee shall be permitted to subscribe for shares under the Purchase Plan (a) if, immediately after the grant of the option, the employee would own, and/or hold outstanding options to purchase, 5% or more of the voting stock or value of all classes of stock of the Company or
(b) which permits his or her rights to purchase stock under all employees stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining shall be made in as equitable a manner as is practicable.

  Withdrawal

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. Any withdrawal by the employee during a given offering automatically terminates the employee's interest in that offering.

  Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

  Capital Changes

     In the event of any changes in the capitalization of the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, effected without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the shares subject to purchase and in the purchase price per share.

  Nonassignability

     No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

  Shares Reserved for Issuance under the Purchase Plan

     A total of 550,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. On the date of each Annual Meeting of Shareholders (commencing in 1999), the number of shares reserved thereunder shall be increased automatically by the lesser of (i) 200,000 shares, or (ii) 1% of the outstanding shares of the Company on such date.

  Amendment and Termination of the Purchase Plan

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any changes in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the Purchase Plan. The Purchase Plan will terminate in March 2007, unless sooner terminated by the Board of Directors.

  Certain United States Federal Income Tax Information

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which a participant may reside.

  Participation in the Purchase Plan

     Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and such employee's determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.

     The following table sets forth certain information regarding shares purchased during the fiscal year ended December 31, 1997 by each of the executive officers named in the Summary Compensation Table below who participated in the Purchase Plan, all current executive officers as a group, and all other employees who participated in the Purchase Plan as a group:

                                                              NUMBER OF SHARES   DOLLAR VALUE
    NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION        PURCHASED(#)        ($)(1)
    ----------------------------------------------------      ----------------   ------------
L. Gregory Ballard..........................................        1,195          $  9,142
Scott D. Sellers............................................           --                --
Gary Tarolli................................................          490             3,749
Philip Carmack..............................................          305             2,333
Karl Chicca.................................................          900             6,885
David Bowman(3).............................................        1,012             7,742
All current executive officers as a group...................        4,360            33,354
All other employees.........................................       29,370           224,681
Non-Employee Directors as a group(2)........................           --                --

---------------
(1) Market value of shares on date of purchase minus the purchase price under the Purchase Plan.

(2) Not eligible to participate in the Purchase Plan.

(3) Mr. Bowman resigned as Vice President, Sales in December 1997.

                                 PROPOSAL FOUR

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998 and recommends that shareholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent accountants at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Price Waterhouse LLP has audited the Company's financial statements annually since 1995. Representatives of Price Waterhouse LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth information concerning the compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during the years ended December 31, 1996 and 1997, for the Company's Chief Executive Officer and the Company's next five most highly compensated executive officers whose salary and bonus for the 1997 fiscal year exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                              ANNUAL COMPENSATION           -------------
                                                      -----------------------------------    SECURITIES
                                             FISCAL                          OTHER ANNUAL    UNDERLYING
        NAME AND PRINCIPAL POSITION           YEAR    SALARY($)   BONUS($)   COMPENSATION   OPTIONS(#)(1)
        ---------------------------          ------   ---------   --------   ------------   -------------
L. Gregory Ballard(2)......................   1997    $210,167     $6,220      $     --         18,750
  President, Chief Executive Officer and
     Director                                 1996      11,538         --            --        350,000
Scott D. Sellers...........................   1997     149,079      4,665            --         68,750
  Vice President, Research and Development
     and Director                             1996     116,667      1,400            --         25,000
Gary Tarolli...............................   1997     155,000      5,000            --         68,750
  Vice President and Chief Scientist          1996     130,000      1,400            --         25,000
Philip Carmack.............................   1997     147,619      4,665            --         40,000
  Vice President, Hardware Engineering        1996     140,000         --            --         50,000
Karl Chicca(3).............................   1997     147,171      5,000            --         18,750
  Vice President, Operations                  1996      75,385         --       110,003         75,000
David Bowman(4)............................   1997     134,226         --        84,000         18,750
  Vice President, Sales                       1996      96,923         --            --        100,000

---------------

(1) These shares are subject to exercise under stock options granted under the Company's 1995 Employee Stock Plan.

(2) Mr. Ballard joined the Company in December 1996.

(3) Mr. Chicca joined the Company in June 1996. Other annual compensation amount relates to relocation bonus.

(4) Other annual compensation amount relates to commissions paid. Mr. Bowman resigned as a Vice President, Sales in December 1997.

                              STOCK OPTION GRANTS

     The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended December 31, 1997. All such options were awarded under the Company's 1995 Employee Stock Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                              --------------------------------------------------------   VALUE AT ASSUMED ANNUAL
                               NUMBER OF      PERCENT OF                                  RATES OF STOCK PRICE
                              SECURITIES     TOTAL OPTIONS                               APPRECIATION FOR OPTION
                              UNDERLYING      GRANTED TO       EXERCISE                         TERM (1)
                                OPTIONS      EMPLOYEES IN      PRICE PER    EXPIRATION   -----------------------
            NAME              GRANTED(1)      FISCAL 1997     SHARE(2)(3)    DATE (4)       5%           10%
            ----              -----------   ---------------   -----------   ----------   ---------   -----------
L. Gregory Ballard..........    18,750            1%            $12.00        3/31/07    $141,501    $  358,592
Scott D. Sellers............    18,750             1             12.00        3/31/07     141,501       358,592
                                50,000             4             15.75       10/27/07     495,255     1,255,072
Gary Tarolli................    18,750             1             12.00        3/31/07     141,501       358,592
                                50,000             4             15.75       10/27/07     495,255     1,255,072
Philip Carmack..............     6,250             *             12.00        3/31/07      47,167       119,531
                                33,750             2             12.00        6/13/07     254,702       645,466
Karl Chicca.................    18,750             1             12.00        3/31/07     141,501       358,592
David Bowman................    18,750             1             12.00        3/31/07     141,501       358,592

---------------
 *  Less than 1%.

(1) Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation based upon the exercise price per share are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the fair market value of the Common Stock from the date of grant to the date of this Proxy, other than the columns reflecting assumed rates of appreciation of 5% and 10%.

(2) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Board of Directors.

(3) Exercise price may be paid in cash, check, delivery of already-owned shares of the Company's Common Stock subject to certain conditions, authorization to the Company to retain from the total number of shares for which the option is exercised that number of shares having a fair market value on the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

(4) Options become exercisable as to 25% of the option shares on the first anniversary of the date of grant and as to 1/48th of the option shares each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information regarding exercises of stock options by the Named Executive Officers during the year ended December 31, 1997 and the stock options held as of December 31, 1997 by the Named Executive Officers.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                          DECEMBER 31, 1997(#)(1)       DECEMBER 31, 1997($)(2)
                              SHARES                    ---------------------------   ---------------------------
                            ACQUIRED ON      VALUE
           NAME             EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   -----------   -----------   -------------   -----------   -------------
L. Gregory Ballard........       850      $16,553.75      86,650         281,250      $1,871,640     $5,866,875
Scott D. Sellers..........        --              --       8,854          84,896         195,319        890,556
Gary Tarolli..............        --              --       8,854          84,896         195,319        890,556
Philip Carmack............        --              --      23,177          66,823         515,785      1,016,215
Karl Chicca...............    23,438       36,563.28       4,687          65,625         103,395      1,230,938
David Bowman..............        --              --      16,667          77,083         367,674      1,483,701

---------------
(1) Options granted under the Company's 1995 Employee Stock Plan may be exercised by the holder thereof prior to vesting with the shares purchased thereby subject to repurchase by the Company until fully vested. The table presents options as exercisable according to the vesting schedule of the option.

(2) Based upon the last sale price of the Common Stock on December 31, 1997, $22.50 per share, minus the exercise price.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     Pursuant to letter agreements entered into with each of L. Gregory Ballard, David Bowman, Philip Carmack, Karl Chicca, Scott Sellers and Gary Tarolli, in the event there is a change of control of the Company and such executive is terminated other than for cause within one year following the effective date of such change of control, (i) in the case of Messrs. Ballard, Bowman, Carmack and Chicca, 25% (or, in the event that less than 25% of such executive's options remain unvested, all) of such executive's options will be accelerated and become fully vested and (ii) in the cases of Messrs. Sellers and Tarolli, 25% of the executive's stock subject to the Company's repurchase option under a restricted stock purchase agreement shall be released from such repurchase option (or all of such stock if less than 25% of the executive's stock remains subject to the Company's repurchase option). For purposes of these letter agreements a "change of control" means the (i) the sale of all or substantially all of the Company's assets, or (ii) a consolidation or merger of the Company with or into any other corporation (other than a wholly-owned subsidiary of the Company) or engagement in a transaction or series of transactions in which more than 50% of the voting power of the Company is disposed. Termination other than for cause includes constructive termination resulting from (i) the reduction of such employee's rate of compensation, (ii) the reduction of such employee's scope of engagement or (iii) the requirement that such employee provide services at a location more than 50 miles from the employee's office location as of the date of the letter agreement.

LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS

     The Company has adopted provisions in its Articles of Incorporation that eliminate to the fullest extent permissible under California law the liability of its directors to the Company for monetary damages. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission. The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by California law, including in circumstances in which indemnification is otherwise discretionary under California law. The Company has entered into indemnification agreements with its officers and directors containing provisions which may require the Company, among other things, to indemnify the officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company in which indemnification would be required or permitted. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

                              CERTAIN TRANSACTIONS

  Private Placement of Securities

     In January 1997, the Company sold 70,167 shares of its Series C Preferred Stock in a private placement transaction for $7.50 per share. The purchasers of Series C Preferred Stock described above included Greg Ballard, the Company's President and Chief Executive Officer, and Dave Bowman, formerly the Company's Vice President, Sales. Both of Messrs. Ballard and Bowman purchased 2,500 shares of Series C Preferred Stock.

  Transactions with Directors and Executive Officers

     Techfarm provides management services to the Company for which the Company pays a fee of $5,000 per month. Gordon Campbell, the Chairman of the Board of Directors of the Company, and James Whims, a director of the Company, are each officers of Techfarm. The Company made total payments to Techfarm for such management services during 1995, 1996 and 1997 of $45,000, $60,000 and $60,000, respectively.

     The Company has an agreement with Quantum3D, a supplier of advanced graphics subsystems based on the Company's technology, pursuant to which the Company will supply graphic boards and components to Quantum3D. Gordon Campbell, Chairman of the Board of Directors of the Company, is a Director, significant investor in and shareholder of Quantum3D. Sales to Quantum3D during 1997 totaled $949,000. As of December 31, 1997, the Company had an outstanding trade receivable from Quantum3D of approximately $624,500.

     In connection with the termination of Gary Martin's employment with the Company, the Company and Mr. Martin, who was Chief Financial Officer and Vice President, Administration until January 31, 1998, entered into a Separation Agreement pursuant to which Mr. Martin will (i) remain a temporary employee through August 1, 2000 and (ii) continue to receive medical insurance through December 31, 1998. In addition, all options granted to Mr. Martin pursuant to the Company's stock plans will continue to vest through August 1, 2000. As of January 1, 1998, Mr. Martin held vested options to purchase 83,810 shares of Common Stock and unvested option to purchase 57,240 shares of Common Stock. In the event of a Change of Control, the Company will (i) waive its right to repurchase any unvested shares of Common Stock owned by Mr. Martin and (ii) accelerate the vesting of all unvested stock options granted to Mr. Martin pursuant to the Company's stock plans. For purposes of the separation agreement, a "Change of Control" occurs, subject to certain conditions and exceptions, upon
(i) the acquisition, directly or indirectly, by any person (other than existing beneficial owners) of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (ii) the merger or consolidation of the Company with another corporation in which the voting securities of the Company outstanding immediately prior to such merger or consolidation ceased to represent at least 50% of the voting power represented by the voting securities of the Company thereafter; or (iii) the liquidation of the Company or the sale or disposition of all or substantially all of the Company's assets.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Exchange Act ("Section 16 (a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1996 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders were complied with, except that Gary P. Martin and Gordon A. Campbell filed Forms 4 with respect to open market purchases late.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, this Report of the Compensation Committee of the Board of Directors shall not be deemed "filed" with the Securities and Exchange Commission and shall not be incorporated by reference into any such filings.

INTRODUCTION

     Prior to the Company's initial public offering that was completed in June 1997, the Board of Directors was primarily responsible for establishing and administering the Company's compensation policies. In this role, and consistent with the Company's status as a privately held corporation, the Board determined the Chief Executive Officer's salary directly and reviewed and approved employment compensation matters for other management personnel.

     The Compensation Committee of the Board of Directors (the "Committee") was established in March 1997 and is composed only of outside directors. During fiscal 1997, the Compensation Committee consisted of George J. Still, Jr. and James Whims. In general, the Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of the Company's Chief Executive Officer, the Committee reviews and submits to the Board for approval the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the basis therefor and approves or modifies the compensation packages for such individuals.

     The Board of Directors administers the Company's 1995 Employee Stock Plan, the 1997 Supplementary Stock Option Plan, the Directors Option Plan and the 1997 Employee Stock Purchase Plan.

  General Compensation Philosophy

     The primary objectives of the Company's executive compensation policies include the following:

     - To attract, motivate and retain a highly qualified executive management team;

     - To link executive compensation to the Company's financial performance as well as to defined individual management objectives established by the Committee;

     - To compensate competitively with the practices of similarly situated technology companies; and

     - To create management incentives designed to enhance shareholder value.

     The Company competes in an aggressive and dynamic industry and, as a result, believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel, are key factors to the Company's future success. The Committee's compensation philosophy seeks to align the interests of shareholders and management by tying compensation to the Company's financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options and stock purchase rights granted to employees through the Company's equity incentive programs.

EXECUTIVE COMPENSATION

     The Company has a compensation program which consists of two principal components: cash-based compensation and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company.

     Cash-based compensation. Cash-based compensation consists of salary (base pay) and incentive pay. The salaries of each of the executive officers (other than the Chief Executive Officer) for the year ended December 31, 1997 were approved by the Board of Directors, upon the recommendation of the Chief Executive Officer. Although no formal incentive bonus plan was in place in 1997, based on fourth quarter financial results, the Board of Directors approved a year-end bonus totaling $300,000 which was allocated to all employees, including executive officers, based on such employees' salary as a percentage of all Company salaries, subject to management discretion. In February 1998, the Board of Directors adopted the 1998 Bonus Plan upon the recommendation of the Compensation Committee.

     Equity Incentive Programs. Long-term equity incentives, including stock options and stock purchase rights granted pursuant to the Company's 1995 Employee Stock Plan, the 1997 Supplementary Stock Option Plan and the 1997 Employee Stock Purchase Plan, directly align the economic interests of the Company's management and employees with those of its shareholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Company's Common Stock increases above the exercise price, which is set at the fair market value of the Company's Common Stock on the date the option is granted. In addition, employees must remain employed with the Company for a fixed period of time in order for the options to vest fully. In general, twenty-five percent of the shares issuable upon exercise of options granted under the Company's 1995 Employee Stock Plan and the 1997 Supplementary Stock Option Plan became vested on the first anniversary of the date of grant and vest at the rate of 1/48th of the shares for each month thereafter. The number of options granted to each executive is determined by the Board of Directors upon the recommendation of the Compensation Committee. In making its determination, the Board of Directors and the Compensation Committee consider the executive's position at the Company, his or her individual performance, the number of options held by the executive, with particular attention to the executive's unvested option position, and other factors.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In determining the CEO's compensation, the Committee considers comparative financial and compensation data of selected peer companies. During fiscal 1997,
L. Gregory Ballard, the Company's President and CEO, received a salary of $210,167. For fiscal 1998, the Company has increased Mr. Ballard's base annual salary to $260,000, representing an approximately 24% increase over his salary for fiscal 1997. The Committee based the increase in Mr. Ballard's salary on a variety of factors, including the Company's improved financial performance in fiscal 1997, an intent to raise Mr. Ballard's salary closer to the average base salary paid by peer companies, and Mr. Ballard's contribution toward the Company's achieving important product development and corporate milestones, including the successful completion of the Company's initial public offering in June 1997 and the first profitable fiscal quarter.

     In 1997, Mr. Ballard received a year-end bonus of $6,220, as part of the bonuses granted to all employees at year-end. In 1998, however, Mr. Ballard will receive a portion of his compensation under the 1998 Bonus Plan. At the time the Committee determines Mr. Ballard's salary, it also establishes a bonus target and corresponding performance objectives. For fiscal 1998, the Committee has set Mr. Ballard's target bonus at $104,000. The percentage of the target bonus that Mr. Ballard will receive is a function of both (i) the financial performance of the Company and (ii) Mr. Ballard's individual performance as measured against specific "management-by-objective" ("MBO") goals determined by the Committee. The portion of the bonus attributable to MBO goals is paid in quarterly increments based on the attainment of such objectives. The portion of the bonus attributable to the Company's financial performance is paid in quarterly installments, with an additional amount based on fiscal year performance earned and payable following the announcement of year-end results.

     The Company grants stock options to the Chief Executive Officer based primarily on the Company's evaluation of his ability to influence the Company's long-term growth and profitability. The Committee determines the size of the option grant based on its estimate of the equity incentive value of the CEO's existing unvested option position. Accordingly, in fiscal 1997, the Company granted Mr. Ballard options to acquire 18,750 shares of the Company's Common Stock.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162 of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly-compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including shareholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

SUMMARY

     The Board of Directors and the Compensation Committee intend that its compensation program shall be fair and motivating and shall be successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Board of Directors and the Compensation Committee intend to review this program on an ongoing basis to evaluate its continued effectiveness.

                                          THE COMPENSATION COMMITTEE OF
                                          THE BOARD OF DIRECTORS

                                          George J. Still, Jr.
                                          James Whims

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total shareholder return with those of the Nasdaq Stock Market (U.S). Index and the Nasdaq Electronic Components Index. The graph assumes that $100 was invested on June 25, 1997 (the effective date of the Company's initial public offering) in (i) the Company's Common Stock, (ii) the Nasdaq Stock Market (U.S.) Index and (iii) the Nasdaq Electronic Components Index, including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance.

     The stock price performance graph set forth below under the caption "Performance Graph" shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed "filed with" or "soliciting material" under such Acts.

                COMPARISON OF SIX MONTH CUMULATIVE TOTAL RETURN
       AMONG 3DFX INTERACTIVE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

        MEASUREMENT PERIOD       '3DFX INTERACTIVE         NASDAQ STOCK MARKET        NASDAQ ELECTRONIC
      (FISCAL YEAR COVERED)            INC.'                     (U.S.)                  COMPONENTS
6/25/97                                100.00                    100.00                    100.00
9/30/97                                152.00                    120.00                    124.00
12/31/97                               205.00                    113.00                     93.00


     No dividends have been declared or paid on the Company's Common Stock. The Company intends to return its earnings, if any, to fund its business and does not anticipate paying any cash dividends in the foreseeable future.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS
Dated: March 27, 1998

                                                                  SKU:1645-PS-98

                             3DFX INTERACTIVE, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN
                          (Amended as of February 1998)

        The following constitute the provisions of the 1997 Employee Stock Purchase Plan of 3Dfx Interactive, Inc.

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2. Definitions.

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" shall mean the Common Stock of the Company.

               (d) "Company" shall mean 3Dfx Interactive, Inc. and any Designated Subsidiary of the Company.

               (e) "Compensation" shall mean all W-2 compensation of the participant.

               (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

               (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

               (h) "Enrollment Date" shall mean the first day of each Offering Period.

               (i) "Exercise Date" shall mean the last day of each Purchase Period.

               (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                      (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

                      (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board, or;

                      (4) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

               (k) "Offering Periods" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before April 30, 1999. The duration and timing of Offering Periods may be changed pursuant to
Section 4 of this Plan.

               (l) "Plan" shall mean this Employee Stock Purchase Plan.

               (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

               (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

               (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

               (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

               (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

        3. Eligibility.

               (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

               (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before April 30, 1999. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5. Participation.

               (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

               (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6. Payroll Deductions.

               (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

               (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

               (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

               (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 7,500 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

        8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

        10. Withdrawal.

               (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

               (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11. Termination of Employment.

               Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

        12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        13. Stock.

               (a) Subject to Section 19, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be five hundred fifty thousand (550,000) shares, together with an annual increase to the number of shares reserved thereunder to take effect each year on the date of the Annual Meeting of Shareholders (commencing with the 1999 Annual Meeting of Shareholders) equal to the lesser of (i) 200,000 shares or (ii) 1% of the outstanding shares of the Company on such date. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

               (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

               (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

        14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

        15. Designation of Beneficiary.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

               (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        20. Amendment or Termination.

               (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

               (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

        24. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A

                             3DFX INTERACTIVE, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.      _______________________________ hereby elects to participate in the 3Dfx
        Interactive, Inc. 1997 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to _____%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my par ticipation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):________
        ________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)_____________________________________________________
                      (First)         (Middle)               (Last)


_______________________________     ____________________________________________
Relationship

                                    ____________________________________________
                                    (Address)

Employee's Social
Security Number:                            ____________________________________



Employee's Address:                         ____________________________________

                                            ____________________________________

                                            ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________     ________________________________________
                                    Signature of Employee


                                    ________________________________________
                                    Spouse's Signature (If beneficiary other than spouse)

                                    EXHIBIT B


                             3DFX INTERACTIVE, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



        The undersigned participant in the Offering Period of the 3Dfx Interactive, Inc. 1997 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                                Name and Address of Participant:

                                                ________________________________


                                                ________________________________


                                                ________________________________


                                                Signature:


                                                ________________________________


                                                 Date:__________________________

                             3DFX INTERACTIVE, INC.
                            1995 EMPLOYEE STOCK PLAN
                     (As Amended May 1997 and February 1998)


        1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

             (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

             (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

             (c) "Board" means the Board of Directors of the Company.

             (d) "Code" means the Internal Revenue Code of 1986, as amended.

             (e) "Committee" means the committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

             (f) "Common Stock" means the Common Stock of the Company.

             (g) "Company" means 3Dfx Interactive, Inc., a California corporation.

             (h) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

             (i) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave, military leave or any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

             (j) "Director" means a member of the Board.

             (k) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

             (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

             (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

             (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

             (p) "Option" means a stock option granted pursuant to the Plan.

             (q) "Optioned Stock" means the Common Stock subject to an Option.

             (r) "Optionee" means an Employee or Consultant who receives an Option.

             (s) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

             (t) "Plan" means this Employee Stock Plan, as amended from time to time.

             (u) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

             (v) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 4,375,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option repricing or Option exchange, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4. Administration of the Plan.

             (a)    Procedure.

                    (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

                    (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                    (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                    (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

             (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                    (i)   to determine the Fair Market Value;

                    (ii) to select the Employees and Consultants to whom Options may be granted hereunder;

                    (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                    (iv) to approve forms of agreement for use under the Plan;

                    (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                    (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                    (vii) to institute an Option repricing or Option exchange program;

                    (viii)to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                    (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                    (x) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                    (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                    (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                    (xiii)to make all other determinations deemed necessary or advisable for administering the Plan.

             (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

        5.  Eligibility.

             (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

             (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

             (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

             (d) The Plan shall not confer upon any Optionee any right with respect to continuation of the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

        7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8.  Option Exercise Price and Consideration.

             (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                    (i)  In the case of an Incentive Stock Option

                          (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                          (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

             (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of

Shares as to which the Option is exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) any combination of the foregoing methods of payment, (viii) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

        9. Exercise of Option.

             (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

             An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

             (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (but not upon a change of status from an Employee to Consultant or Consultant to Employee), such Optionee may, but only within the period stated in the Option Agreement (which, in the case of an Incentive Stock Option, shall be no more than ninety (90) days after the date of such termination and, in the case of any Option, shall be no later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

             (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

             (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee is entitled to exercise the Option on the date of death. To the extent that Optionee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so exercisable within the time specified herein, the Option shall terminate.

        10. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

        11. Adjustments Upon Changes in Capitalization or Merger.

             (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

             (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

             (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

        13.  Limitations.

             (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

             (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

             (c) The following limitations shall apply to grants of Options to
Employees:

                    (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 (post-split) Shares.

                    (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 250,000 (post-split) Shares which shall not count against the limit set forth in subsection (i) above.

                    (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

                    (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        14. Amendment and Termination of the Plan.

             (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

             (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

             (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        17. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                             3DFX INTERACTIVE, INC.
                               EMPLOYEE STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT


[Optionee's Name and Address]

---------------------------------

---------------------------------

        You have been granted an option, consisting of the Stock Option Agreement attached hereto as Exhibit A and this Notice of Stock Option Grant (together, the "Option") to purchase Common Stock of 3DFX INTERACTIVE, INC. (the "Company") as follows:

        Date of Grant                                 ________________________

        Vesting Date                                  ________________________

        Option Price Per Share                        $_______________________

        Total Number of Shares Granted                ________________________

        Total Price of Shares Granted                 ________________________


        Type of Option
                                                      __  Incentive Stock Option
                                                      __  Nonqualified Stock
                                                          Option

        Term/Expiration Date                          10 years/_________________

        Exercise Schedule:

        This Option may be exercised, in whole or in part, in accordance with the Vesting Schedule set out below;

        Vesting Schedule:

               Date of Vesting                              Number of Shares
               ---------------                              ----------------
               First Annual Anniversary
               of Vesting Date                              25%

               Each Monthly Anniversary of
               Vesting Date After First Annual
               Anniversary of Vesting Date                  1/48th of the total
                                                            Shares until fully vested

       Termination Period:

       Option may be exercised for 90 days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

       Additional Forms of Consideration:

       In addition to the forms of consideration set out in Section 3 of the Stock Option Agreement, this Option may be exercised using the following forms of consideration:

                                                   __  No Additional Forms

                                                   __  Additional Forms as
                                                       noted: Promissory Note at
                                                       the discretion of the
                                                       Company._________________
________________________________________________________________________________
________________________________________________________________________________


Exercise of this Option shall be on a form of Exercise Notice provided by the Company.


       OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S EMPLOYEE STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

       Optionee acknowledges receipt of a copy of the Plan and certain information related to it and represents that he or she is familiar with the terms and provisions of the Plan and this Option. Optionee accepts this Option subject to all such terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.

       By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Employee Stock Plan and the [Incentive/Nonstatutory] Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                                       3DFX INTERACTIVE, INC.,
                                                a California corporation



_____________________________                   By __________________________
Signature

_____________________________                   Title _______________________
Print Name

                                CONSENT OF SPOUSE


       The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Stock Option. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Stock Option, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Stock Option and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Stock Option.



                                          ______________________________________
                                          Spouse of Purchaser

                             3DFX INTERACTIVE, INC.
                               EMPLOYEE STOCK PLAN


                          EXHIBIT A TO NOTICE OF GRANT

                             STOCK OPTION AGREEMENT


        1. Grant of Option. 3DFX INTERACTIVE, INC., a California corporation (the "Company"), hereby grants to the Optionee (the "Optionee") named in the Notice of Grant, an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms, conditions and definitions of the Employee Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

        If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

        2. Exercise of Option.

             (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

             (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form provided by the Company (the "Exercise Notice"), which shall state the elec tion to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as to the holder's investment intent with respect to the Exercised Shares as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and, if the Optionee is married, by the Optionee's spouse, and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

             No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

             (a)   cash;

             (b)   check; or

             (c) such other consideration as is indicated on the Notice of Grant.

        4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        5. Termination of Relationship. In the event of termination of Optionee's consulting relationship or Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee is not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

        6. Disability of Optionee. Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        7. Death of Optionee. In the event of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

        8. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        9. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Option terms and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

        10. Tax Consequences. Some of the federal and state tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

             (a)  Exercising the Option.

                   (i) Nonqualified Stock Option ("NSO"). If this Option does not qualify as an ISO, the Optionee may incur regular federal income tax and state income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                   (ii) Incentive Stock Option ("ISO"). If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise.

             (b) Disposition of Shares.

                   (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                   (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise AND two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the LESSER OF (A) the difference between the FAIR MARKET VALUE OF THE SHARES ACQUIRED ON THE DATE OF EXERCISE and the aggregate Exercise Price, or (B) the difference between the SALE PRICE of such Shares and the aggregate Exercise Price.

             (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (iii) the date two years after the grant date, or (iv) the date one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

                             3DFX INTERACTIVE, INC.
                               EMPLOYEE STOCK PLAN


                        EXERCISE NOTICE FOR VESTED SHARES

3Dfx Interactive, Inc.

Attention:  Secretary


        1. Exercise of Option. Effective as of today, ___________, 19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of 3DFX INTERACTIVE, INC. (the "Company") under and pursuant to the Company's Employee Stock Plan, as amended (the "Plan"), and the Notice of Grant and [ ] Incentive [ ] Nonqualified Stock Option Agreement dated ________ (together, the "Option").

        2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

        3. Rights as Shareholder. Subject to the terms and conditions of this Agreement, Optionee shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares. Upon such disposition, Purchaser shall have no further rights as a holder of the Shares.

        4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        5. Market Standoff Agreement. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

        6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

        8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

        11. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

        12. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law.


Submitted by:                                  Accepted by:

PURCHASER:                                     3DFX INTERACTIVE, INC..
                                               a California corporation


_____________________________                  By ______________________________
       (Signature)
                                               Its _____________________________

Address _____________________                  Address _________________________

                                  3DFX INTERACTIVE, INC.
                                    EMPLOYEE STOCK PLAN

                           EXERCISE NOTICE FOR UNVESTED SHARES
                              AND RESTRICTED STOCK AGREEMENT


3DFX INTERACTIVE, INC.

Attention:  Secretary

        1. Exercise of Option. Effective as of today, ___________, 19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of 3DFX INTERACTIVE, INC. (the "Company") under and pursuant to the Company's Employee Stock Plan, as amended (the "Plan") and the Notice of Grant and [ ] Incentive [ ] Nonqualified Stock Option Agreement dated __________, 19__ (together, the "Option"). Of these Shares, Optionee has elected to purchase __________ of those Shares which have become vested under the Vesting Schedule set out in the Notice of Grant (the "Vested Shares") and __________ Shares which have not yet vested under such schedule (the "Unvested Shares"). The Purchase Price for the Shares shall be $_________, as set out in the Notice of Grant, for an aggregate Purchase Price of $_________.

        2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

        3. Company's Repurchase Option. The Company or its assignee(s) shall have the option to repurchase all of the Unvested Shares on the terms and conditions set forth in this section (the "Repurchase Option") if the Optionee should cease to be employed by the Company for any reason or no reason, including without limitation death, disability, voluntary resignation or termination by the Company with or without cause.

             (a) Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment at any time for any reason or no reason, with or without cause. Optionee shall be considered to be employed by the Company if Optionee is an officer, director or full-time employee of the Company or any Parent or Subsidiary of the Company (as defined in the Plan) or if the Board of Directors determines that Optionee is rendering substantial services as a part-time employee, consultant or independent contractor to the Company or any Parent or Subsidiary of the Company (as defined in the Plan). In case of any dispute, the Board of Directors of the Company shall have discretion to determine (i) whether Optionee has ceased to be employed by the Company and (ii) the date on which the employment relationship ceases (the "Termination Date").

             (b) Exercise of Repurchase Option. At any time within sixty (60) days after Optionee's Termination Date, the Company or its assignee(s) may elect to repurchase the Unvested Shares purchased pursuant to the Option Agreement by giving Optionee (or Optionee's personal representative as the case may be) written notice of exercise of the Repurchase Option.

                   (i) Repurchase Price. The Company or its assignee(s) shall have the option to repurchase from Optionee all of the Unvested Shares (or from Optionee's personal representative as the case may be) at the Exercise Price (as defined in the Option Agreement), as such price may be adjusted from time to time to reflect any subsequent stock dividend, stock split, reverse stock split or recapitalization of the Company (the "Repurchase Price").

                   (ii) Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee(s), by check or by cancel lation of all or a portion of any outstanding indebtedness of Optionee to the Company (or, in the case of repurchase by an assignee, to the assignee) or any combination thereof. The Repurchase Price shall be paid without interest within 60 days after the Termination Date.

                   (iii) Lapse of Repurchase Option. All Unvested Shares held by the Optionee shall be released from the Company's Repurchase Option and cease to be Unvested Shares according to the Vesting Schedule set out in the Notice of Grant.

        4. Escrow. As security for the faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of Attachment 1 attached hereto, executed by Optionee and by Optionee's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or its designee ("Escrow Holder"), who is hereby appointed to hold such certificate(s) and stock power in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Such appointment shall be evidenced by an executed form of Joint Escrow Instructions, attached hereto as Attachment
2. Optionee and the Company agree that Escrow Holder shall not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. The Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on advice of counsel and obey any order of any court with respect to the transactions contemplated herein. The Shares shall be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal; provided, however, that such release shall not affect the rights of the Company with respect to any pledge of Shares to the Company.

        5. Rights as Shareholder. Subject to the terms and conditions of this Agreement, Optionee shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Repurchase Option or Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

        6. Tax Consequences.

             (a) Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

             (b) Section 83(b) Election For Nonqualified Stock Options. Optionee hereby acknowledges that Optionee has been informed that, with respect to the exercise of any nonqualified stock option, unless an election is filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (and similar state tax provisions if applicable) to be taxed currently on any differ ence between the purchase price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for such Shares. Optionee represents that Optionee has consulted any tax consultant(s) Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions. A form of Election Under Section 83(b) is attached hereto as Attachment 3 for reference. OPTIONEE HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE SHARES.

             (c) Section 83(b) Election For Alternative Minimum Tax for Incentive Stock Options. Optionee hereby acknowledges that Optionee has been informed that, with respect to the exercise of any incentive stock option, unless an election is filed by the Optionee with the Internal Revenue Service within thirty (30) days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Internal Revenue Code of 1986, as amended (and similar state tax provisions if applicable) to be taxed currently for alternative minimum tax purposes on any difference between the purchase price of the Shares and their fair market value on the date of purchase, the Optionee will be required to include (for alternative minimum tax purposes only) an amount equal to the excess, if any, of the fair market value of the Shares, at the time the

Company's Repurchase Option lapses over the purchase price for such Shares. Optionee represents that Optionee has consulted any tax consultant(s) Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election for alternative minimum tax purposes under Section 83(b) and similar tax provisions. A form of Election Under Section 83(b) is attached hereto as Attachment 3A for reference. OPTIONEE HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE SHARES.

        7. Restrictive Legends and Stop-Transfer Orders.

             (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE AND RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RIGHTS OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

        8. Market Standoff Agreement. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securi ties subject to the foregoing restrictions until the end of such one hundred eighty (180) day period.

        9. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

        10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

        11. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

        12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

        13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

        14. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

        15. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                                  Accepted by:

PURCHASER:                                     3DFX INTERACTIVE, INC..
                                               a California corporation


_____________________________                  By ______________________________
       (Signature)
                                               Its _____________________________

Address _____________________                  Address _________________________

_____________________________                  _________________________________
_____________________________                  _________________________________
_____________________________                  _________________________________

                             3DFX INTERACTIVE, INC.
                               EMPLOYEE STOCK PLAN

                         ATTACHMENT 1 TO EXERCISE NOTICE

              STOCK POWER AND ASSIGNMENT SEPARATE FROM CERTIFICATE


        FOR VALUE RECEIVED and pursuant to that certain Exercise Notice and Restricted Stock Agreement dated as of __________, 19__, the undersigned hereby sells, assigns and transfers unto ___________________________________________,
_______________ shares of the Common Stock of 3DFX INTERACTIVE, INC., a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. __________ delivered herewith, and does hereby irrevocably constitute the Secretary of said corporation as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.

Dated:  __________, 19__



                                             ___________________________________
                                             (Signature)

                                             ___________________________________
                                             (Please Print Name)



                                             ___________________________________
                                             (Spouse's Signature, if any)

                                             ___________________________________
                                             (Please Print Name)

                             3DFX INTERACTIVE, INC.
                               EMPLOYEE STOCK PLAN

                         ATTACHMENT 2 TO EXERCISE NOTICE

                            JOINT ESCROW INSTRUCTIONS

                                                              ___________, 199__



Secretary
3DFX INTERACTIVE, INC.

Dear Sir:

        As Escrow Agent for both 3DFX INTERACTIVE, INC., a California corporation ("Corporation"), and the undersigned purchaser of stock of the Corporation ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement ("Agreement"), dated as of __________, 19__, to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

        1. In the event the Corporation and/or any assignee of the Corporation (referred to collectively for convenience herein as the "Corporation") exercises the Repurchase Option set forth in the Agreement, the Corporation shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (by check or by cancellation of any debt owed by Purchaser to the Corporation) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

        3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Corporation while the stock is held by you.

        4. Upon written request of the Purchaser after each successive one-year period from the date of the Agreement, unless the Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Ninety days after cessation of Purchaser's service to the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares sold and issued pursuant to the Agreement and not purchased by the Corporation or its assignees pursuant to exercise of the Repurchase Option.

        Notwithstanding the foregoing, none of the certificates representing the shares of stock deposited under these escrow instructions shall be released to the Purchaser if the Purchaser's Note given in payment for such shares has not been paid in full. So long as any Note is outstanding, the shares shall be held by you as collateral for the obligation under the Note. Subject to the provisions of this paragraph 4, upon payment of the Note in full the certificates representing the shares may be released and delivered to the Purchaser. In the event Purchaser defaults in payment of the Note when due, you shall, upon written request of the Corporation, deliver the certificate evidencing the shares of stock and the stock assignments to the Corporation to enable the Corporation to exercise its rights as a secured party under the Commercial Code of the State of California.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent juris diction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

        CORPORATION:         3DFX INTERACTIVE, INC.

        PURCHASER:           ______________________________
                             ______________________________
                             ______________________________
                             ______________________________

        ESCROW AGENT:        Secretary
                             3DFX INTERACTIVE, INC.



        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                          Very truly yours,

                                          3DFX INTERACTIVE, INC.,
                                          a California corporation


                                          By____________________________________

                                          Title_________________________________


                                          PURCHASER

                                          ______________________________________


                                          ESCROW AGENT


                                          ______________________________________
                                                        Secretary

                             3DFX INTERACTIVE, INC.
                               EMPLOYEE STOCK PLAN

                         ATTACHMENT 3 TO EXERCISE NOTICE

                         ELECTION UNDER SECTION 83(b) OF
                        THE INTERNAL REVENUE CODE OF 1986


        The undersigned Taxpayer hereby elects, pursuant to the provisions of the federal income tax law noted above, to include in gross income for the Taxpayer's current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property.

1.      Taxpayer's Name:________________________________________________________

        Taxpayer's Address:_____________________________________________________
                           _____________________________________________________

        Social Security Number:_________________________________________________

2. The property with respect to which the election is made is described as follows: ___________ shares of Common Stock of 3DFX INTERACTIVE, INC., a California corporation (the "Company"), which is Taxpayer's employer or the corporation for whom the Taxpayer has performed services.

3. The date on which the shares were transferred was ___________, 19__, and this election is made for calendar year 19__.

4. The shares are subject to the following restrictions:

        ___ The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

        ___ A right of first refusal in the Company for vested shares at fair market value upon termination of employment with the Company.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_________ per share at the time of transfer.

6. The amount paid for such shares was $________ per share.

7. The Taxpayer has submitted a copy of this statement to the Company as the Taxpayer's employer or the corporation for whom the Taxpayer has performed services.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS") (AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS) WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR ABOVE STATED. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:  __________, 19__

                                          _________________________________
                                          Taxpayer's Signature



                                          _________________________________
                                          Spouse's Signature (if any)

                             3DFX INTERACTIVE, INC.
                               EMPLOYEE STOCK PLAN

                        ATTACHMENT 3A TO EXERCISE NOTICE

                             ALTERNATIVE MINIMUM TAX
                         ELECTION UNDER SECTION 83(b) OF
                        THE INTERNAL REVENUE CODE OF 1986


        The undersigned Taxpayer hereby elects, pursuant to the provisions of Sections 55-56 and 83(b) of the Internal Revenue Code of 1986. as amended, to include in alternative minimum taxable income for the Taxpayer's current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property.

1.      Taxpayer's Name:________________________________________________________

        Taxpayer's Address:_____________________________________________________
                           _____________________________________________________

        Social Security Number:_________________________________________________

2. The property with respect to which the election is made is described as follows: ___________ shares of Common Stock of 3DFX INTERACTIVE, INC., a California corporation (the "Company"), which is Taxpayer's employer or the corporation for whom the Taxpayer has performed services.

3. The date on which the shares were transferred was ___________, 19__, and this election is made for calendar year 19__.

4. The shares are subject to the following restrictions:

        ___ The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

        ___ A right of first refusal in the Company for vested shares at fair market value upon termination of employment with the Company.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_________ per share at the time of transfer.

6. The amount paid for such shares was $________ per share.

7. The Taxpayer has submitted a copy of this statement to the Company as the Taxpayer's employer or the corporation for whom the Taxpayer has performed services.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS") (AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS) WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR ABOVE STATED. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:  __________, 19__

                                          _________________________________
                                          Taxpayer's Signature



                                          _________________________________
                                          Spouse's Signature (if any)

                             3DFX INTERACTIVE, INC.

                  PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of 3DFX INTERACTIVE, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 27, 1998, and hereby appoints
L. Gregory Ballard and David Zacarias and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of 3DFX INTERACTIVE, INC., to be held on Friday, May 1, 1998 at 3:30 p.m., local time, at the Marriott Santa Clara, 2700 Mission College Boulevard, Santa Clara, California 95052 and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

1.      Election of directors:

        Nominees: L. Gregory Ballard, Gordon A. Campbell, Scott D. Sellers,
                  Anthony Sun, George J. Still, Jr., James Whims,
                  Philip M. Young

        [ ] FOR all nominees listed above (except as marked to the contrary below)

        [ ] WITHHOLD AUTHORITY to vote for all nominees listed above


        ------------------------------------------------------------------------
        INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the line above.

2. Proposal to amend the Company's 1995 Employee Stock Plan to increase the number of shares reserved for issuance thereunder by 1,700,000 shares.

        [ ] FOR         [ ] AGAINST          [ ] ABSTAIN


3. Proposal to amend the Company's 1997 Employee Stock Purchase Plan to provide for annual increases to the number of shares reserved for issuance thereunder commencing in 1999.

        [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

 4. Proposal to ratify the appointment of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1998.

        [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

        In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, (2) FOR THE AMENDMENT OF THE 1995 EMPLOYEE STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER, (3) FOR THE AMENDMENT TO THE 1997 EMPLOYEE STOCK PURCHASE PLAN TO PROVIDE FOR ANNUAL INCREASES TO THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER COMMENCING IN 1999 AND (4) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE 1998 FISCAL YEAR.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:
      ---------------------------------------

---------------------------------------------
                  Signature

---------------------------------------------
                  Signature

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


                                       -2-